AMENDMENT TO
PARTICIPATION AGREEMENT

THIS AMENDMENT TO THE PARTICIPATION AGREEMENT (the "Amendment') is hereby executed as of January 5, 2011 between PRINCIPAL LIFE INSURANCE COMPANY (the "Company"), an Iowa life insurance company, on its own behalf and on behalf of each segregated assets account of the Company, DWS VARIABLE SERIES I, DWS VARIABLE SERIES II and DWS INVESTMENT VIT FUNDS (individually, a "Fund"), each a Massachusetts business trust created under a Declaration of Trust, DWS INVESTMENTS DISTRIBUTORS, INC. (formerly DWS SCUDDER DISTRIBUTORS, INC.) (the "Underwriter"), a Delaware corporation and DEUTSCHE INVESTMENT MANAGEMENT AMERICAS INC. (the "Adviser"), a Delaware corporation.

WITNESSETH:

WHEREAS, the Company, the Funds, the Underwriter and the Adviser (the "Parties") have entered into an Participation Agreement, dated December 1, 2007 (the "Agreement");

WHEREAS, the Parties now wish to amend the Participation Agreement as provided herein in accordance with the Agreement;

NOW, THEREFORE, the Parties hereto agree as follows:

1. The Agreement is hereby amended to change the Underwriter's name from DWS Scudder Distributors, Inc. to DWS Investments Distributors, Inc.;
2. Schedule A is hereby amended to add the following "Contracts funded by Separate Accounts":

   Flex Variable Life Insurance;
   Survivorship VUL;
   VUL Accumulator;
   PrinFlex;
   VUL Income; and
   VUL Accumulator II.; and

3. Schedule B is hereby amended to rename the following funds:

   DWS International Select Equity VIP is now DWS Diversified International Equity VIP; and
   DWS Dreman High Return Equity VIP is now DWS Strategic Value VIP.

This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute one and the same agreement. All other terms and provisions of the Participation Agreement between the Company, the Funds, the Underwriter and the Adviser remain in full force and effect.

[Signatures on Following Page]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed on the date first above written.

PRINCIPAL LIFE INSURANCE COMPANY

By Sara Wiener

Name: SARA WIENER
Title: DIRECTOR - PRODUCT MGMT

DWS VARIABLE SERIES I

By John Millette

Name: John Millette
Title: Vice President & Secretary

DWS VARIABLE SERIES II

By John Millette

Name: John Millette
Title: Vice President & Secretary

DWS INVESTMENT VIT FUNDS

By John Millette

Name: John Millette
Title: Vice President & Secretary

DWS INVESTMENTS DISTRIBUTORS, INC.

By ______________________

Name: Michael Jurbons
Title: CEO

By ______________________

Name: ALBAN MIRANDA
Title: COO

DEUTSCHE INVESTMENT MANAGEMENT AMERICAS INC.

By ______________________

Name: ALBAN MIRANDA
Title: COO

By ______________________

Name: John Ashley
Title: Director

ACKNOWLEDGED AND AGREED AS TO SECTION 5.4 ONLY

PRINCOR FINANCIAL SERVICES CORPORATION (a registered securities broker-dealer and affiliate of Principal Life Insurance Company)

By ______________________

Name: Marty Richardson
Title: V.P. Broker Dealer Operations

request. You agree to file any Sales Literature/Promotional Material prepared by you with FINRA, or other applicable legal or regulatory authority, within the timeframes that may be required from time to time by FINRA or such other legal or regulatory authority. Unless otherwise expressly agreed to in writing, it is understood that we will neither review nor approve for use any materials prepared by you and will not be materially involved in the preparation of, or have any responsibility for, any such materials prepared by you. You are not authorized to modify or translate any materials we have provided to you.

6.5 You shall promptly notify us of any written customer complaint or notice of any regulatory investigation or proceeding received by you relating to any Disclosure Documents or Sales Literature/Promotional Material.

6.6 We shall not give any information or make any representations or statements on behalf of you or concerning you, the Accounts or the Contracts other than information or representations, including naming you as a Trust shareholder, contained in and accurately derived from Disclosure Documents for the Contracts (as such Disclosure Documents may be amended or supplemented from time to time), or in materials approved by you for distribution, including Sales Literature/ Promotional Material, except as required by legal process or regulatory authorities or with your written permission.

6.7 Except as provided in Section 6.2, you shall not use any designation comprised in whole or part of the names or marks "Franklin" or "Templeton" or any logo or other trademark relating to the Trust or the Underwriter without prior written consent, and upon termination of this Agreement for any reason, you shall cease all use of any such name or mark as soon as reasonably practicable.

6.8 You shall furnish to us ten (10) Business Days prior to its first submission to the SEC or its staff, any request or filing for no-action assurance or exemptive relief naming, pertaining to, or affecting, the Trust, the Underwriter or any of the Portfolios.

6.9 You agree that any posting of Designated Portfolio Documents on your website or use of Designated Portfolio Documents in any other electronic format will result in the Designated Portfolio Documents: (i) appearing identical to the hard copy printed version or .pdf format file provided to you by us (except that you may reformat .pdf format prospectus files in order to delete blank pages and to insert .pdf format prospectus supplement files provided by us to you); (ii) being clearly associated with the particular Contracts in which they are available and posted in close proximity to the applicable Contract prospectuses; (iii) having no less prominence than prospectuses of any other underlying funds available under the Contracts; (iv) in compliance with any statutory prospectus delivery requirements and (v) being used in an authorized manner. Notwithstanding the above, you understand and agree that you are responsible for ensuring that participation in the Portfolios, and any website posting, or other use, of the Designated Portfolio Documents is in compliance with this Agreement and applicable state and federal securities and insurance laws and regulations, including as they relate to paper or electronic delivery or use of fund prospectuses. We reserve the right to inspect and review your website if any Designated Portfolio Documents and/or other Trust documents are posted on your website and you shall, upon our reasonable

request, provide us timely access to your website materials to perform such inspection and review.

In addition, you agree to be solely responsible for maintaining and updating the Designated Portfolio Documents' .pdf files and removing and/or replacing promptly any outdated prospectuses and other documents, as necessary, ensuring that any accompanying instructions by us, for using or stopping use, are followed. You agree to designate and make available to us a person to act as a single point of communication contact for these purposes. We are not responsible for any additional costs or additional liabilities that may be incurred as a result of your election to place the Designated Portfolio Documents on your website. We reserve the right to revoke this authorization, at any time and for any reason, although we may instead make our authorization subject to new procedures.

3.5 The Trust represents and warrants that the Trust Shares offered and sold pursuant to this Agreement will be registered under the 1933 Act and the Trust shall be registered under the 1940 Act prior to any issuance or sale of such Shares. The Trust shall amend its registration statement under the 1933 Act and the 1940 Act from time to time as required in order to effect the continuous offering of its Shares. The Trust shall register and qualify its Shares for sale in accordance with the laws of the various states only if and to the extent deemed advisable by the Trust.

3.6 The Trust represents and warrants that the investments of each Portfolio will comply with the diversification requirements set forth in Section 817(h) of the Internal Revenue Code of 1986, as amended, and the rules and regulations thereunder.

3.7 The Trust makes no representation as to whether any aspect of its operations (including, but not limited to, fees and expenses and investment policies) complies with the insurance laws or regulations of the various states. To the extent that the Company notifies the Trust of Iowa law applicable to the Trust, the Trust will inform the Company whether its investment policies, fees, and expenses are in compliance with the laws of the State of Iowa and whether its operations are in material compliance with the laws of the State of Iowa to the extent required to perform this Agreement.

ARTICLE IV
Potential Conflicts

4.1 The parties acknowledge that the Trust's shares may be made available for investment to other Participating Insurance Companies. In such event, the Trustees will monitor the Trust for the existence of any material irreconcilable conflict between the interests of the contract owners of all Participating Insurance Companies. An irreconcilable material conflict may arise for a variety of reasons, including: (a) an action by any state insurance regulatory authority; (b) a change in applicable federal or state insurance, tax, or securities laws or regulations, or a public ruling, private letter ruling, no-action or interpretative letter, or any similar action by insurance, tax, or securities regulatory authorities; (c) an administrative or judicial decision in any relevant proceeding; (d) the manner in which the investments of any Portfolio are being managed; (e) a difference in voting instructions given by variable annuity contract and variable life insurance contract owners; or (f) a decision by an insurer to disregard the voting instructions of contract owners. The Trustees shall promptly inform the Company if they determine that an irreconcilable material conflict exists and the implications thereof.

4.2 The Company agrees to promptly report any potential or existing conflicts of which it is aware to the Trustees. The Company will assist the Trustees in carrying out their responsibilities under the Exemptive Order by providing the Trustees with all information reasonably necessary for the Trustees to consider any issues raised including, but not limited to, information as to a decision by the Company to disregard Contract owner voting instructions.

4.3 If it is determined by a majority of the Trustees, or a majority of its disinterested Trustees, that a material irreconcilable conflict exists that affects the interests of Contract owners, the Company shall, in cooperation with other Participating Insurance Companies whose contract owners are also affected, at its expense and to the extent reasonably practicable (as determined by the Trustees) take whatever steps are necessary to remedy or eliminate the irreconcilable material conflict, which steps could include: (a) withdrawing the assets allocable to some or all of the Accounts from the Trust or any Portfolio and reinvesting such assets in a different investment medium, including (but not limited to) another Portfolio of the Trust, or submitting the question of whether or not such segregation should be implemented to a vote of all affected Contract owners and, as appropriate, segregating the assets of any appropriate group (i.e., annuity contract owners, life insurance contract owners, or variable contract owners of one or more Participating Insurance Companies) that votes in favor of such segregation, or offering to the affected Contract owners the option of making such a change; and (b) establishing a new registered management investment company or managed separate account.

4.4 If a material irreconcilable conflict arises because of a decision by the Company to disregard Contract owner voting instructions and that decision represents a minority position or would preclude a majority vote, the Company may be required, at the Trust's election, to withdraw the affected Account's investment in the Trust and terminate this Agreement with respect to such Account; provided, however that such withdrawal and termination shall be limited to the extent required by the foregoing material irreconcilable conflict as determined by a majority of the disinterested Trustees. Any such withdrawal and termination must take place within six (6) months after the Trust gives written notice that this provision is being implemented. Until the end of such six (6) month period, the Trust shall continue to accept and implement orders by the Company for the purchase and redemption of shares of the Trust.

4.5 If a material irreconcilable conflict arises because a particular state insurance regulator's decision applicable to the Company conflicts with the majority of other state regulators, then the Company will withdraw the affected Account's investment in the Trust and terminate this Agreement with respect to such Account within six (6) months after the Trustees inform the Company in writing that it has determined that such decision has created an irreconcilable material conflict; provided, however, that such withdrawal and termination shall be limited to the extent required by the foregoing material irreconcilable conflict as determined by a majority of the disinterested Trustees. Until the end of such six (6) month period, the Trust shall continue to accept and implement orders by the Company for the purchase and redemption of shares of the Trust.

4.6 For purposes of Sections 4.3 through 4.6 of this Agreement, a majority of the disinterested Trustees shall determine whether any proposed action adequately remedies any irreconcilable material conflict, but in no event will the Company be required to establish a new funding medium for the Contracts if an offer to do so has been declined by vote of a majority of Contract owners materially adversely affected by the irreconcilable material conflict. In the event that the Trustees determine that any proposed action does not adequately remedy any irreconcilable material conflict, then the Company will withdraw the Account's investment in the Trust and terminate this Agreement within six (6) months after the Trustees inform the Company

in writing of the foregoing determination; provided, however, that such withdrawal and termination shall be limited to the extent required by any such material irreconcilable conflict as determined by a majority of the disinterested Trustees.

4.7 The Company shall at least annually submit to the Trustees such reports, materials or data as the Trustees may reasonably request so that the Trustees may fully carry out the duties imposed upon them by the Exemptive Order, and said reports, materials and data shall be submitted more frequently if deemed appropriate by the Trustees.

4.8 If and to the extent that Rule 6e-2 and Rule 6e-3(T) are amended, or Rule 6e-3 is adopted, to provide exemptive relief from any provision of the 1940 Act or the rules promulgated thereunder with respect to mixed or shared funding (as defined in the Exemptive Order) on terms and conditions materially different from those contained in the Exemptive Order, then the Trust and/or the Participating Insurance Companies, as appropriate, shall take such steps as may be necessary to comply with Rules 6e-2 and 6e-3(T), as amended, and Rule 6e-3, as adopted, to the extent such rules are applicable.

ARTICLE V
Indemnification

5.1 Indemnification By the Company. The Company agrees to indemnify and hold harmless the Trust and each of its Trustees, officers, employees and agents and each person, if any, who controls the Trust within the meaning of Section 15 of the 1933 Act (collectively, the "Indemnified Parties" for purposes of this Article V) against any and all losses, claims, damages, liabilities (including amounts paid in settlement with the written consent of the Company) or expenses (including the reasonable costs of investigating or defending any alleged loss, claim, damage, liability or expense and reasonable legal counsel fees incurred in connection therewith) (collectively, "Losses"), to which the Indemnified Parties may become subject under any statute or regulation, or at common law or otherwise, insofar as such Losses:

(a) arise out of or are based upon any untrue statements or alleged untrue statements of any material fact contained in a registration statement or prospectus for the Contracts or in the Contracts themselves or in sales literature for the Trust generated or approved by the Company on behalf of the Contracts or Accounts (or any amendment or supplement to any of the foregoing) (collectively, "Company Documents" for the purposes of this Article V), or arise out of or are based upon the omission or the alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, provided that this indemnity shall not apply as to any Indemnified Party if such statement or omission or such alleged statement or omission was made in reliance upon and was accurately derived from written information furnished to the Company by or on behalf of the Trust for use in Company Documents or otherwise for use in connection with the sale of the Contracts or Trust Shares; or

(b) arise out of or result from statements or representations (other than statements or representations contained in and accurately derived from Trust Documents as defined in Section 5.2(a)) or wrongful conduct of the Company or persons under its control, with respect to the sale or acquisition of the Contracts or Trust Shares; or

(c) arise out of or result from any untrue statement or alleged untrue statement of a material fact contained in Trust Documents as defined in Section 5.2(a) or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading if such statement or omission was made in reliance upon and accurately derived from written information furnished to the Trust by or on behalf of the Company; or

(d) arise out of or result from any failure by the Company to provide the services or furnish the materials required under the terms of this Agreement; or

(e) arise out of or result from any material breach of any representation and/or warranty made by the Company in this Agreement or arise out of or result from any other material breach of this Agreement by the Company.

5.2 Indemnification By the Trust. The Trust agrees to indemnify and hold harmless the Company and each of its directors, officers, employees and agents and each person, if any, who controls the Company within the meaning of Section 15 of the 1933 Act (collectively, the "Indemnified Parties" for purposes of this Article V) against any and all losses, claims, damages, liabilities (including amounts paid in settlement with the written consent of the Trust) or expenses (including the reasonable costs of investigating or defending any alleged loss, claim, damage, liability or expense and reasonable legal counsel fees incurred in connection therewith) (collectively, "Losses"), to which the Indemnified Parties may become subject under any statute or regulation, or at common law or otherwise, insofar as such Losses:

(a) arise out of or are based upon any untrue statements or alleged untrue statements of any material fact contained in the registration statement or prospectus for the Trust (or any amendment or supplement thereto), (collectively, "Trust Documents" for the purposes of this Article V), or arise out of or are based upon the omission or the alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, provided that this indemnity shall not apply as to any Indemnified Party if such statement or omission or such alleged statement or omission was made in reliance upon and was accurately derived from written information furnished to the Trust by or on behalf of the Company for use in Trust Documents or otherwise for use in connection with the sale of the Contracts or Trust Shares; or

(b) arise out of or result from statements or representations (other than statements or representations contained in and accurately derived from Company Documents) or wrongful conduct of the Trust or persons under its control, with respect to the sale or acquisition of the Contracts or Trust Shares; or

(c) arise out of or result from any untrue statement or alleged untrue statement of a material fact contained in Company Documents or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading if such statement or omission was made in reliance upon and accurately derived from written information furnished to the Company by or on behalf of the Trust; or

(d) arise out of or result from any failure by the Trust to provide the services or furnish the materials required under the terms of this Agreement; or

(e) arise out of or result from any material breach of any representation and/or warranty made by the Trust in this Agreement or arise out of or result from any other material breach of this Agreement by the Trust.

5.3 Neither the Company nor the Trust shall be liable under the indemnification provisions of Sections 5.1 or 5.2, as applicable, with respect to any Losses incurred or assessed against an Indemnified Party that arise from such Indemnified Party's willful misfeasance, bad faith or negligence in the performance of such Indemnified Party's duties or by reason of such Indemnified Party's reckless disregard of obligations or duties under this Agreement.

5.4 Neither the Company nor the Trust shall be liable under the indemnification provisions of Sections 5.1 or 5.2, as applicable, with respect to any claim made against an Indemnified Party unless such Indemnified Party shall have notified the other party in writing within a reasonable time after the summons, or other first written notification, giving information of the nature of the claim shall have been served upon or otherwise received by such Indemnified Party (or after such Indemnified Party shall have received notice of service upon or other notification to any designated agent), but failure to notify the party against whom indemnification is sought of any such claim shall not relieve that party from any liability which it may have to the Indemnified Party in the absence of Sections 5.1 and 5.2.

5.5 In case any such action is brought against the Indemnified Parties, the indemnifying party shall be entitled to participate, at its own expense, in the defense of such action. The indemnifying party also shall be entitled to assume the defense thereof, with counsel reasonably satisfactory to the party named in the action. After notice from the indemnifying party to the Indemnified Party of an election to assume such defense, the Indemnified Party shall bear the fees and expenses of any additional counsel retained by it, and the indemnifying party will not be liable to the Indemnified Party under this Agreement for any legal or other expenses subsequently incurred by such party independently in connection with the defense thereof other than reasonable costs of investigation.

ARTICLE VI
Termination

6.1 This Agreement may be terminated by either party for any reason by ninety (90) days advance written notice delivered to the other party.

6.2 Notwithstanding any termination of this Agreement, the Trust shall, at the option of the Company, continue to make available additional shares of the Trust (or any Portfolio) pursuant to the terms and conditions of this Agreement for all Contracts in effect on the effective date of termination of this Agreement, provided that the Company continues to pay the costs set forth in Section 2.3.

6.3 The provisions of Article V shall survive the termination of this Agreement, and the provisions of Article IV and Section 2.8 shall survive the termination of this Agreement as long as Shares of the Trust are held on behalf of Contract owners in accordance with Section 6.2.

ARTICLE VII
Notices

Any notice shall be sufficiently given when sent by registered or certified mail to the other party at the address of such party set forth below or at such other address as such party may from time to time specify in writing to the other party.

If to the Trust:

Janus Aspen Series
100 Fillmore Street
Denver, Colorado 80206
Attention: General Counsel

If to the Company:

Principal Life Insurance Company
711 High Street
Des Moines, IA 50392
Attention: Steve Becker

ARTICLE VIII
Miscellaneous

8.1 The captions in this Agreement are included for convenience of reference only and in no way define or delineate any of the provisions hereof or otherwise affect their construction or effect.

8.2 This Agreement may be executed simultaneously in two or more counterparts, each of which taken together shall constitute one and the same instrument.

8.3 If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of the Agreement shall not be affected thereby.

8.4 This Agreement shall be construed and the provisions hereof interpreted under and in accordance with the laws of State of Colorado.

8.5 The parties to this Agreement acknowledge and agree that all liabilities of the Trust arising, directly or indirectly, under this Agreement, of any and every nature whatsoever, shall be satisfied solely out of the assets of the Trust and that no Trustee, officer, agent or holder of shares of beneficial interest of the Trust shall be personally liable for any such liabilities.

8.6 Each party shall cooperate with each other party and all appropriate governmental authorities (including without limitation the Securities and Exchange Commission, the National Association of Securities Dealers, Inc., and state insurance regulators) and shall permit such authorities reasonable access to its books and records in connection with any investigation or inquiry relating to this Agreement or the transactions contemplated hereby.

8.7 The rights, remedies and obligations contained in this Agreement are cumulative and are in addition to any and all rights, remedies and obligations, at law or in equity, which the parties hereto are entitled to under state and federal laws.

8.8 The parties to this Agreement acknowledge and agree that this Agreement shall not be exclusive in any respect.

8.9 Neither this Agreement nor any rights or obligations hereunder may be assigned by either party without the prior written approval of the other party.

8.10 No provisions of this Agreement may be amended or modified in any manner except by a written agreement properly authorized and executed by both parties.

IN WITNESS WHEREOF, the parties have caused their duly authorized officers to execute this Participation Agreement as of the date and year first above written.

JANUS ASPEN SERIES

By: Bonnie Howe

Name: Bonnie M. Howe

Title: Vice President

PRINCIPAL LIFE INSURANCE COMPANY

By: Steve Becker

Name: Steve Becker

Title: Associate Director

Schedule A
Separate Accounts and Associated Contracts

Name of Separate Account	Contracts Funded By Separate Account
Separate Account B	The Principal Variable Annuity

Schedule B
List of Portfolios

Name of Portfolio

All Portfolios of Janus Aspen Series open to new investors (as set forth in the current prospectus of Janus Aspen Series) except Global Technology Portfolio and Global Life Sciences Portfolio.

AMENDMENT
TO
FUND PARTICIPATION AGREEMENT

(Service Shares)

This amendment (the "**Amendment**") is made and entered into as of April 1, 2001, by and among Janus Aspen Series and Principal Life Insurance Company (collectively, the "**parties**") in order to modify that certain Fund Participation Agreement (the "**Agreement**") entered into by the parties as of August 28, 2000.

The parties agree to amend the Agreement as follows:

1. Schedule A to the Agreement is hereby deleted and the Schedule A attached to this Amendment is substituted therefor.

2. Article VII, Notices, as to the Company is changed as follows:
   Principal Life Insurance Company
   711 High Street
   Des Moines, IA 50392-0300
   Facsimile: 515-248-3011
   Attn: Sarah Pitts, Counsel

All other terms and provisions of the Agreement not amended herein shall remain in full force and effect.

Janus Aspen Series

By: Bonnie Howe
Name: Bonnie M. Howe
Title: Vice President

Principal Life Insurance Company

By: David House
Name: DAVID HOUSE
Title: Assistant Director

sjp/janus amd032901.doc

SCHEDULE A

SEPARATE ACCOUNTS AND ASSOCIATED CONTRACTS

Principal Life Insurance Company Separate Account B	Principal Life Insurance Company Variable Life Separate Account
The Principal® Variable Annuity	(1) PrinFlex Life® Variable Life Insurance (2) Survivorship Variable Universal Life Insurance (3) Flexible Variable Life Insurance

AMENDMENT
TO
FUND PARTICIPATION AGREEMENT

This amendment (the "**Amendment**") is made and entered into as of October 16, 2001, by and among Janus Aspen Series and Principal Life Insurance Company (collectively, the "**parties**") in order to modify that certain Fund Participation Agreement (the "**Agreement**") entered into by the parties as of August 28, 2000.

The parties agree to amend the Agreement as follows:

1. Schedule A to the Agreement is hereby deleted and the Schedule A attached to this Amendment is substituted therefor.

All other terms and provisions of the Agreement not amended herein shall remain in full force and effect.

Janus Aspen Series

By: [signature]
Name: Bonnie M. Howe
Title: Vice President

Principal Life Insurance Company

By: [signature]
Name: Sarah J. Pitts
Title: Counsel

sjp/janus amd0101001.doc

SCHEDULE A

SEPARATE ACCOUNTS AND ASSOCIATED CONTRACTS

Principal Life Insurance Company Separate Account B	Principal Life Insurance Company Variable Life Separate Account
The Principal® Variable Annuity	(1) PrinFlex Life® Variable Life Insurance (2) Survivorship Variable Universal Life Insurance (3) Flexible Variable Life Insurance (4) Flexible Premium Variable Universal Life Insurance

AMENDMENT
TO
FUND PARTICIPATION AGREEMENT
(SERVICE SHARES)

This amendment (the "**Amendment**") is made and entered into as of May 1, 2002, by and among Janus Aspen Series and Principal Life Insurance Company (collectively, the "**parties**") in order to modify that certain Fund Participation Agreement (the "**Agreement**") entered into by the parties as of August 28, 2000.

The parties agree to amend the Agreement as follows:

1. Schedule A to the Agreement is hereby deleted and the Schedule A attached to this Amendment is substituted therefor.

All other terms and provisions of the Agreement not amended herein shall remain in full force and effect.

Janus Aspen Series

By: ______________________
Name: Bonnie M. Howe
Title: Vice President

Principal Life Insurance Company

By: David House
Name: DAVID HOUSE
Title: ASST. DIR.

jah/pitts/Evul amd/janus amd050102.doc

SCHEDULE A

SEPARATE ACCOUNTS AND ASSOCIATED CONTRACTS

Principal Life Insurance Company
Separate Account B

(1) The Principal® Variable Annuity

(2) Principal Freedom Variable Annuity

Principal Life Insurance Company
Variable Life Separate Account

(1) PrinFlex Life® Variable Life Insurance
(2) Survivorship Variable Universal Life Insurance
(3) Flexible Variable Life Insurance
(4) Principal Variable Universal Life Accumulator (VUL)
(5) Executive Variable Universal Life (EVUL)

AMENDMENT
TO
FUND PARTICIPATION AGREEMENT
(SERVICE SHARES)

This amendment (the "**Amendment**") is made and entered into as of September 3, 2002, by and among Janus Aspen Series and Principal Life Insurance Company (collectively, the "**parties**") in order to modify that certain Fund Participation Agreement (the "**Agreement**") entered into by the parties as of August 28, 2000.

The parties agree to amend the Agreement as follows:

1. Attached Schedule A of the Agreement is hereby amended to include the new Benefit Variable Universal Life (BVUL) product.

2. Except as modified hereby, all other terms and conditions of the Agreement shall remain in full force and effect.

Janus Aspen Series

By: [signature]
Name: Bonnie M. Howe
Title: Vice President

Principal Life Insurance Company

By: [signature]
Name: SARA WIENER
Title: ASSISTANT DIRECTOR - PRODUCT MANAGEMENT

SCHEDULE A

SEPARATE ACCOUNTS AND ASSOCIATED CONTRACTS

Principal Life Insurance Company
Separate Account B

(1) The Principal® Variable Annuity

(2) Principal Freedom Variable Annuity

Principal Life Insurance Company
Variable Life Separate Account

(1) PrinFlex Life® Variable Life Insurance
(2) Survivorship Variable Universal Life Insurance
(3) Flexible Variable Life Insurance
(4) Principal Variable Universal Life Accumulator (VUL)
(5) Executive Variable Universal Life (EVUL)
(6) Benefit Variable Universal Life (BVUL)

AMENDMENT
TO
FUND PARTICIPATION AGREEMENT
(SERVICE SHARES)

This amendment (the "**Amendment**") is made and entered into as of January 8, 2003, by and among Janus Aspen Series and Principal Life Insurance Company (collectively, the "**parties**") in order to modify that certain Fund Participation Agreement (the "**Agreement**") entered into by the parties as of August 28, 2000.

The parties agree to amend the Agreement as follows:

1. Schedule A of the Agreement is hereby amended to include the new Principal Variable Universal Life Accumulator II product.

2. Except as modified hereby, all other terms and conditions of the Agreement shall remain in full force and effect.

Janus Aspen Series

By: [signature]
Name: Bonnie M. Howe
Title: Vice President

Principal Life Insurance Company

By: [signature]
Name: DAVID HOUSE
Title: Asst. Director

SCHEDULE A

SEPARATE ACCOUNTS AND ASSOCIATED CONTRACTS

Principal Life Insurance Company
Separate Account B

(1) The Principal® Variable Annuity

(2) Principal Freedom Variable Annuity

Principal Life Insurance Company
Variable Life Separate Account

(1) PrinFlex Life® Variable Life Insurance
(2) Survivorship Variable Universal Life Insurance
(3) Flexible Variable Life Insurance
(4) Principal Variable Universal Life Accumulator (VUL)
(5) Executive Variable Universal Life (EVUL)
(6) Benefit Variable Universal Life (BVUL)
(7) Principal Variable Universal Life (Accumulator II)

AMENDMENT
TO
FUND PARTICIPATION AGREEMENT
(SERVICE SHARES)

This Amendment (the "**Amendment**") is made and entered into as of Aug 20, 2007, by and among Janus Aspen Series and Principal Life Insurance Company (collectively, the "**parties**") in order to modify that certain Fund Participation Agreement (the "**Agreement**") entered into by the parties as of August 28, 2000.

The parties agree to amend the Agreement as follows:

1. Schedule A to the Agreement is hereby deleted and the Schedule A attached to this Amendment is substituted therefor.

2. Except as modified hereby, all other terms and conditions of the Agreement shall remain in full force and effect.

IN WITNESS WHEREOF, the parties have caused their duly authorized officers to execute this Amendment as of the date and year first above written.

JANUS ASPEN SERIES

By: [signature]
Name: Andrew J. Iseman
Title: President

PRINCIPAL LIFE INSURANCE COMPANY

By: [signature]
Name: SARA WIGNER
Title: DIRECTOR - PRODUCT MGMT

SCHEDULE A

SEPARATE ACCOUNTS AND ASSOCIATED CONTRACTS

Principal Life Insurance Company
Separate Account B

(1) The Principal® Variable Annuity

(2) Principal Freedom Variable Annuity

Principal Life Insurance Company
Variable Life Separate Account

(1) Prinflex Life® Variable Life Insurance
(2) Survivorship Variable Universal Life Insurance
(3) Flexible Variable Life Insurance
(4) Principal Variable Universal Life Accumulator (VUL)
(5) Executive Variable Universal Life (EVUL)
(6) Benefit Variable Universal Life (BVUL)
(7) Principal Variable Universal Life (Accumulator II)
(8) Variable Universal Life Income
(9) Variable Universal Life Income II
(10) Executive Variable Universal Life II
(11) Benefit Variable Universal Life II

DISTRIBUTION AND SHAREHOLDER SERVICES AGREEMENT
Service Shares of Janus Aspen Series
(for Insurance Companies)

This Agreement is made as of Aug 28, 2000 by and between Janus Distributors, Inc. (the "Distributor"), a Colorado corporation, and Principal Life Insurance Company (the "Company"), an Iowa corporation.

Recitals

A. The Company has entered into a participation agreement with Janus Aspen Series (the "Trust"), an open-end investment company registered under the Investment Company Act of 1940 (the "1940 Act") with respect to the purchase of a class of shares designated "Service Shares" of one or more series of the Trust (each a "Portfolio") by certain separate accounts of the Company ("Accounts").

B. The Distributor serves as the distributor to Service Shares.

C. The Company desires to provide certain distribution and shareholder services to owners ("Contract Owners") of variable life insurance policies or variable annuity contracts ("Contracts") in connection with their allocation of contract values in the Service Shares of the Portfolios and Distributor desires Company to provide such services, subject to the conditions of this Agreement.

D. Pursuant to Rule 12b-1 under the 1940 Act, the Service Shares of each Portfolio have adopted a Distribution and Shareholder Servicing Plan (the "12b-1 Plan") which, among other things, authorizes the Distributor to enter into this Agreement with organizations such as Company and to compensate such organizations out of each Portfolio's average daily net assets attributable to the Service Shares.

Agreement

1. Services of Company

(a) The Company shall provide any combination of the following support services, as agreed upon by the parties from time to time, to Contract Owners who allocate contract values to the Service Shares of the Portfolios: delivering prospectuses, statements of additional information, shareholder reports, proxy statements and marketing materials to prospective and existing Contract Owners; providing educational materials regarding the Service Shares; providing facilities to answer questions from prospective and existing Contract Owners about the Portfolios; receiving and answering correspondence; complying with federal and state securities laws pertaining

to the sale of Service Shares; assisting Contract Owners in completing application forms and selecting account options; and providing Contract Owner record-keeping and similar administrative services.

(b) The Company will provide such office space and equipment, telephone facilities, and personnel as may be reasonably necessary or beneficial in order to provide such services to Contract Owners.

(c) The Company will furnish to the Distributor, the Trust or their designees such information as the Distributor may reasonably request, and will otherwise cooperate with the Distributor in the preparation of reports to the Trust's Board of Trustees concerning this Agreement, as well as any other reports or filings that may be required by law.

2. Indemnification. The Company shall indemnify Distributor, the Trust, and their affiliates, directors, trustees, employees and shareholders for any loss (including without limitation, litigation costs and expenses and attorneys' and experts' fees) directly resulting from Company's negligent or willful act, omission or error, or Company's breach of this Agreement. Such indemnification shall survive termination of the Agreement.

3. Maintenance of Records. The Company shall maintain and preserve all records as required by law to be maintained and preserved in connection with providing the services herein. Upon the reasonable request of Distributor or the Trust, Company shall provide Distributor, the Trust or the representative of either, copies of all such records.

4. Fees. In consideration of Company's performance of the services described in this Agreement, Distributor shall pay to the Company a monthly fee ("Distribution Fee") calculated as follows: the average aggregate amount invested in each month in the Service Shares of each Portfolio by the Accounts is multiplied by a pro-rata fee factor. The pro-rata fee factor is calculated by: (a) dividing the per annum factor set forth on Exhibit A for the Service Shares of each Portfolio by the number of days in the applicable year, and (b) multiplying the result by the actual number of days in the applicable month. The average aggregate amount invested over a one-month period shall be computed by totaling the aggregate investment by the Accounts (share net asset value multiplied by total number of shares held) on each calendar day during the month and dividing by the total number of calendar days during such month.

Distributor will calculate the fee at the end of each month and will make such reimbursement to the Company. The reimbursement check will be accompanied by a statement showing the calculation of the monthly amounts payable by Distributor and such other supporting data as may be reasonably requested by the Company.

5. Representations, Warranties and Agreements. The Company represents, warrants, and covenants that:

(a) It and its employees and agents meet the requirements of applicable law, including but not limited to federal and state securities law and state insurance law, for the performance of services contemplated herein;

(b) It will not purchase Service Shares with Account assets derived from tax-qualified retirement plans except indirectly, through Contracts purchased in connection with such plans and the Service Fee does not include any payment to the Company that is prohibited under the Employee Retirement Income Securities Act of 1974 ("ERISA") with respect to any assets of a Contract Owner invested in a Contract using the Portfolios as investment vehicles;

(c) If required by applicable law, the Company will disclose to each Contract Owner the existence of the Distribution Fee received by the Company pursuant to this Agreement in a form consistent with the requirements of applicable law.

6. Termination.

(a) Unless sooner terminated with respect to any Portfolio, this Agreement will continue with respect to a Portfolio only if the continuance of a form of this Agreement is specifically approved at least annually by the vote of a majority of the members of the Board of Trustees of the Trust who are not "interested persons" (as such term is defined in the 1940 Act) and who have no direct or indirect financial interest in the 12b-1 Plan relating to such Portfolio or any agreement relating to such 12b-1 Plan, including this Agreement, cast in person at a meeting called for the purpose of voting on such approval.

(b) This Agreement will automatically terminate with respect to a Portfolio in the event of its assignment (as such term is defined in the 1940 Act) with respect to such Portfolio. This Agreement may be terminated with respect to any Portfolio by the Distributor or by the Company, without penalty, upon 60 days' prior written notice to the other party. This Agreement may also be terminated with respect to any Portfolio at any time without penalty by the vote of a majority of the members of the Board of Trustees of the Trust who are not "interested persons" (as such term is defined in the 1940 Act) and who have no direct or indirect financial interest in the 12b-1 Plan relating to such Portfolio or any agreement relating to such Plan, including this Agreement, or by a vote of a majority of the Service Shares of such Portfolio on 60 days' written notice.

(c) In addition, either party may terminate this Agreement immediately if at any time it is determined by any federal or state regulatory authority that compensation to be paid under this Agreement is in violation of or inconsistent with any federal or state law.

7. Miscellaneous.

(a) No modification of any provision of this Agreement will be binding unless in writing and executed by the parties. No waiver of any provision of this Agreement will be binding unless in writing and executed by the party granting such waiver.

(b) This Agreement shall be binding upon and shall inure to the benefit of the parties and their respective successors and assigns; provided, however that neither this Agreement nor any rights, privileges, duties, or obligations of the parties may be assigned by either party without the written consent of the other party or as expressly contemplated by this Agreement.

(c) This Agreement shall be governed by and interpreted in accordance with the laws of the State of Colorado, exclusive of conflicts of laws.

(d) This Agreement may be executed in several counterparts, each of which shall be an original but all of which together shall constitute one and the same instrument.

JANUS DISTRIBUTORS, INC.

By: ______________________
Name: David R. Kowalski
Title: Vice President

PRINCIPAL LIFE INSURANCE COMPANY

By: ______________________
Name: Steve Becker
Title: Associate Director

K:\Legal_Compliance\Wpdata\BMH\JAS\Service Shares\Principal\Distagr insurance.doc

Exhibit A to Distribution and Shareholder Services Agreement

Name of Portfolio	Fee Factor*
All Portfolios of Janus Aspen Series (Service Shares)	0.25%

*Shall not exceed 0.25%

J A N U S

JANUS FUNDS • 100 FILLMORE STREET • DENVER, COLORADO 80206-4928
PH: 303.333.3863 • www.janus.com

RECEIVED
OCT 24 200
LEGAL DEPARTME

October 19, 2001

Sarah Pitts, Counsel
Principal Life Insurance Company
711 High Street
Des Moines, IA 50392

Re: Distribution and Shareholder Services Agreement - Janus Aspen Series - Service Shares

Dear Ms. Pitts:

This letter is to request you enter into a new Distribution and Shareholder Services Agreement ("Agreement") with Janus to permit you to continue to receive 12b-1 fees. We believe a new agreement is required in light of the following transaction.

As you may be aware, on October 3, 2001, Tom Bailey, Chairman and CEO of Janus Capital Corporation ("Janus Capital"), exercised certain rights under his contract with Stilwell Financial Inc. ("Stilwell"), to sell his remaining 6.2% stake in Janus Capital to Stilwell. (Stilwell currently owns 91.6% of the shares of Janus Capital. Subsequent to this transaction, certain contractual provisions guaranteeing Mr. Bailey certain management rights will also terminate. Janus and Stilwell have agreed that Mr. Bailey's contractual rights will terminate on March 28, 2002. Although the transaction will result in a change in the ownership structure of Janus Capital, it is anticipated that the operation of Janus Capital will remain unchanged. Mr. Bailey and Stilwell both intend that Mr. Bailey will continue to serve as CEO of Janus Capital.

The current Distribution and Shareholder Services Agreement with your firm ("Current Agreement") provides for automatic termination in the event of its "assignment" as defined in the 1940 Act. Although the sale of Mr. Bailey's shares is not the sale of a controlling block of the adviser's shares and therefore not an "assignment" under the 1940 Act, reasonable arguments can be made that the termination of his contractual rights does effect an assignment. Since Janus Distributors, Inc. is a wholly owned subsidiary of Janus Capital, the transaction could also constitute an "assignment" of the Agreements. Therefore, to remove any doubt as to the continuation of the Current Agreement, we request you enter into a new Distribution and Shareholder Services Agreement with the same terms as the Current Agreement (except with a new effective date).

Please indicate your acceptance of a new Distribution and Shareholder Services Agreement, with the same terms as the Current Agreement, by signing in the space provided below and return a signed copy of this letter to us in the enclosed postage paid envelope no later than November 15, 2001. The new Agreement will be effective as of close of business on March 28, 2002.

Thank you for your attention to this matter. If you have any questions or need additional information, please call me at 303-316-5748 or Mary Stone at (303) 336-7427.

Very truly yours,

Justin Wright
Associate Counsel

Acknowledged and Agreed:

Principal Life Insurance Company

David Hause, Asst. Dir.

Date: 11/9/01

DISTRIBUTION AND SHAREHOLDER SERVICES AGREEMENT
Service Shares of Janus Aspen Series
(for Insurance Companies)

This Agreement is made as of Aug. 28, 2008 by and between Janus Distributors, Inc. (the "Distributor"), a Colorado corporation, and Principal Life Insurance Company (the "Company"), an Iowa corporation.

Recitals

A. The Company has entered into a participation agreement with Janus Aspen Series (the "Trust"), an open-end investment company registered under the Investment Company Act of 1940 (the "1940 Act") with respect to the purchase of a class of shares designated "Service Shares" of one or more series of the Trust (each a "Portfolio") by certain separate accounts of the Company ("Accounts").

B. The Distributor serves as the distributor to Service Shares.

C. The Company desires to provide certain distribution and shareholder services to owners ("Contract Owners") of variable life insurance policies or variable annuity contracts ("Contracts") in connection with their allocation of contract values in the Service Shares of the Portfolios and Distributor desires Company to provide such services, subject to the conditions of this Agreement.

D. Pursuant to Rule 12b-1 under the 1940 Act, the Service Shares of each Portfolio have adopted a Distribution and Shareholder Servicing Plan (the "12b-1 Plan") which, among other things, authorizes the Distributor to enter into this Agreement with organizations such as Company and to compensate such organizations out of each Portfolio's average daily net assets attributable to the Service Shares.

Agreement

1. Services of Company

(a) The Company shall provide any combination of the following support services, as agreed upon by the parties from time to time, to Contract Owners who allocate contract values to the Service Shares of the Portfolios: delivering prospectuses, statements of additional information, shareholder reports, proxy statements and marketing materials to prospective and existing Contract Owners; providing educational materials regarding the Service Shares; providing facilities to answer questions from prospective and existing Contract Owners about the Portfolios; receiving and answering correspondence; complying with federal and state securities laws pertaining

to the sale of Service Shares; assisting Contract Owners in completing application forms and selecting account options; and providing Contract Owner record-keeping and similar administrative services.

(b) The Company will provide such office space and equipment, telephone facilities, and personnel as may be reasonably necessary or beneficial in order to provide such services to Contract Owners.

(c) The Company will furnish to the Distributor, the Trust or their designees such information as the Distributor may reasonably request, and will otherwise cooperate with the Distributor in the preparation of reports to the Trust's Board of Trustees concerning this Agreement, as well as any other reports or filings that may be required by law.

2. Indemnification. The Company shall indemnify Distributor, the Trust, and their affiliates, directors, trustees, employees and shareholders for any loss (including without limitation, litigation costs and expenses and attorneys' and experts' fees) directly resulting from Company's negligent or willful act, omission or error, or Company's breach of this Agreement. Such indemnification shall survive termination of the Agreement.

3. Maintenance of Records. The Company shall maintain and preserve all records as required by law to be maintained and preserved in connection with providing the services herein. Upon the reasonable request of Distributor or the Trust, Company shall provide Distributor, the Trust or the representative of either, copies of all such records.

4. Fees. In consideration of Company's performance of the services described in this Agreement, Distributor shall pay to the Company a monthly fee ("Distribution Fee") calculated as follows: the average aggregate amount invested in each month in the Service Shares of each Portfolio by the Accounts is multiplied by a pro-rata fee factor. The pro-rata fee factor is calculated by: (a) dividing the per annum factor set forth on Exhibit A for the Service Shares of each Portfolio by the number of days in the applicable year, and (b) multiplying the result by the actual number of days in the applicable month. The average aggregate amount invested over a one-month period shall be computed by totaling the aggregate investment by the Accounts (share net asset value multiplied by total number of shares held) on each calendar day during the month and dividing by the total number of calendar days during such month.

Distributor will calculate the fee at the end of each month and will make such reimbursement to the Company. The reimbursement check will be accompanied by a statement showing the calculation of the monthly amounts payable by Distributor and such other supporting data as may be reasonably requested by the Company.

5. Representations, Warranties and Agreements. The Company represents, warrants, and covenants that:

(a) It and its employees and agents meet the requirements of applicable law, including but not limited to federal and state securities law and state insurance law, for the performance of services contemplated herein;

(b) It will not purchase Service Shares with Account assets derived from tax-qualified retirement plans except indirectly, through Contracts purchased in connection with such plans and the Service Fee does not include any payment to the Company that is prohibited under the Employee Retirement Income Securities Act of 1974 ("ERISA") with respect to any assets of a Contract Owner invested in a Contract using the Portfolios as investment vehicles;

(c) If required by applicable law, the Company will disclose to each Contract Owner the existence of the Distribution Fee received by the Company pursuant to this Agreement in a form consistent with the requirements of applicable law.

6. Termination.

(a) Unless sooner terminated with respect to any Portfolio, this Agreement will continue with respect to a Portfolio only if the continuance of a form of this Agreement is specifically approved at least annually by the vote of a majority of the members of the Board of Trustees of the Trust who are not "interested persons" (as such term is defined in the 1940 Act) and who have no direct or indirect financial interest in the 12b-1 Plan relating to such Portfolio or any agreement relating to such 12b-1 Plan, including this Agreement, cast in person at a meeting called for the purpose of voting on such approval.

(b) This Agreement will automatically terminate with respect to a Portfolio in the event of its assignment (as such term is defined in the 1940 Act) with respect to such Portfolio. This Agreement may be terminated with respect to any Portfolio by the Distributor or by the Company, without penalty, upon 60 days' prior written notice to the other party. This Agreement may also be terminated with respect to any Portfolio at any time without penalty by the vote of a majority of the members of the Board of Trustees of the Trust who are not "interested persons" (as such term is defined in the 1940 Act) and who have no direct or indirect financial interest in the 12b-1 Plan relating to such Portfolio or any agreement relating to such Plan, including this Agreement, or by a vote of a majority of the Service Shares of such Portfolio on 60 days' written notice.

(c) In addition, either party may terminate this Agreement immediately if at any time it is determined by any federal or state regulatory authority that compensation to be paid under this Agreement is in violation of or inconsistent with any federal or state law.

7. Miscellaneous.

(a) No modification of any provision of this Agreement will be binding unless in writing and executed by the parties. No waiver of any provision of this Agreement will be binding unless in writing and executed by the party granting such waiver.

(b) This Agreement shall be binding upon and shall inure to the benefit of the parties and their respective successors and assigns; provided, however that neither this Agreement nor any rights, privileges, duties, or obligations of the parties may be assigned by either party without the written consent of the other party or as expressly contemplated by this Agreement.

(c) This Agreement shall be governed by and interpreted in accordance with the laws of the State of Colorado, exclusive of conflicts of laws.

(d) This Agreement may be executed in several counterparts, each of which shall be an original but all of which together shall constitute one and the same instrument.

JANUS DISTRIBUTORS, INC.

By: [signature]
Name: David R. Kowalski
Title: Vice President

PRINCIPAL LIFE INSURANCE COMPANY

By: [signature]
Name: Steve Becker
Title: Associate Director

Exhibit A to Distribution and Shareholder Services Agreement

Name of Portfolio	Fee Factor*
All Portfolios of Janus Aspen Series (Service Shares)	0.25%

*Shall not exceed 0.25%

JANUS CAPITAL
Group

151 Detroit Street
Denver, CO 80206

August 14, 2006

Principal Life Insurance Company
Attn: Mark A. Stark
P.O. Box 9397
Des Moines, IA 50306-9397

Re: Action Requested – Distribution, Shareholder Servicing, Administrative Servicing and Fund/SERV Agreements relating to Janus Adviser Series, Janus Aspen Series and/or Janus Investment Fund.

Dear Client:

Effective May 23, 2005, the Securities and Exchange Commission adopted Rule 22-c(2) (and as may be amended from time to time, the "Rule") of the Investment Company Act of 1940 (the "1940 Act"). The Rule requires that Janus enter into written agreements with its financial intermediaries (as such term is defined in the Rule) whereby each such financial intermediary agrees to provide Janus with certain shareholder identity and transaction information and to carry out certain instructions from Janus. These requirements are designed to allow Janus to more effectively enforce its market timing policies in an effort to protect Janus and its shareholders from the harmful effects of short-term trading.

You ("Intermediary") are currently party to one or more of the above (or similar) agreements with one or more of the Janus entities (all such agreements of which you are currently a party are collectively referred to herein as the "Current Agreements"). In order to comply with the Rule, Janus and Intermediary desire to supplement the Current Agreements pursuant to and in accordance with this letter agreement ("Letter Agreement").

For good and valuable consideration, the receipt of which is hereby acknowledged, Janus and Intermediary hereby agree to supplement the Current Agreements as follows:

1. **Shareholder Information**

1.1 **Agreement to Provide Information.** Intermediary agrees to provide Janus, upon written request, the taxpayer identification number ("TIN"), if known, of any or all Shareholder(s) of the account and the amount, date, name or other identifier of any investment professional(s) associated with the Shareholder(s) or account (if known), and transaction type (purchase, redemption, transfer, or exchange) of every

purchase, redemption, transfer, or exchange of Shares held through an account of Janus maintained by the Intermediary during the period covered by the request.

1.1.1 **Period Covered by Request.** Requests must set forth a specific period, not to exceed ninety (90) days from the date of the request, for which transaction information is sought. Janus may request transaction information older than ninety (90) days from the date of the request as it deems necessary to investigate compliance with policies established by Janus for the purpose of eliminating or reducing any dilution of the value of the outstanding shares issued by Janus.

1.1.2 **Form and Timing of Response.** Intermediary agrees to transmit the requested information that is on its books and records to Janus or its designee promptly, but in any event not later than three (3) business days, after receipt of a request. If the requested information is not on the Intermediary's books and records, Intermediary agrees to: (i) provide or arrange to provide to Janus the requested information from shareholders who hold an account with an indirect intermediary; or (ii) if directed by Janus, block further purchases of fund Shares from the indirect intermediary. In such instance, Intermediary agrees to inform Janus whether it plans to perform (i) or (ii). Responses required by this paragraph must be communicated in writing and in a format mutually agreed upon by the parties. To the extent practicable, the format for any transaction information provided to Janus should be consistent with the NSCC Standardized Data Reporting Format. For purposes of this provision, an "indirect intermediary" has the same meaning as provided for in the Rule.

1.1.3 **Limitations on Use of Information.** Janus agrees not to use the information received for marketing or any other similar purpose without the prior written consent of the Intermediary.

1.2 **Agreement to Restrict Trading.** Intermediary agrees to execute written instructions from Janus to restrict or prohibit further purchases or exchanges of Shares by a Shareholder that has been identified by Janus as having engaged in transactions of the fund's Shares (directly or indirectly through the Intermediary's account) that violate policies established by Janus for the purpose of eliminating or reducing any dilution of the value of the outstanding Shares issued by Janus.

1.2.1 **Form of Instructions.** Instructions must include the TIN, if known, and the specific restriction(s) to be executed. If the TIN is not known, the instructions must include an equivalent identifying number of the Shareholder(s) or account(s) or other agreed upon information to which the instruction relates.

1.2.2 **Timing of Response.** Intermediary agrees to execute instructions as soon as reasonably practicable, but not later than five (5) business days after receipt of the instructions by the Intermediary.

1.2.3 **Confirmation by Intermediary.** Intermediary must provide written confirmation to Janus that instructions have been executed. Intermediary agrees

to provide confirmation as soon as reasonably practicable, but not later than ten (10) business days after the instructions have been executed.

1.3. **Definitions** For purposes of this Letter Agreement:

1.3.1 The term "Shares" means the interests of Shareholders corresponding to the redeemable securities of record issued by Janus under the 1940 Act that are held by the Intermediary.

1.3.2 The term "Shareholder" means:

a. the beneficial owner of Shares, whether the Shares are held directly or by the Intermediary in nominee name;

b. as this Letter Agreement relates to retirement plan accounts, the Plan participant notwithstanding that the Plan may be deemed to be the beneficial owner of the Shares; and

c. as this Letter Agreement relates to accounts of variable annuities or variable life insurance contracts, the holder of interest in a variable annuity or variable life insurance contract issued by the Intermediary.

1.3.4 The term "written" includes electronic writings and facsimile transmissions.

[Remainder of page intentionally left blank. Signature page follows.]

Please acknowledge your agreement to this Letter Agreement by signing where indicated below and return it to the following address:

Janus Distributors LLC
151 Detroit Street
Denver, CO 80206
Attn: Denise Roberson

Please address all questions or comments to Denise Roberson at 303-316-5765 or at denise.roberson@janus.com

Sincerely,

Michelle Rosenberg
Assistant Vice President

AGREED AND ACKNOWLEDGED:

Principal Life Insurance Company

By: ______________________
Name: MARK A. STARK
Title: DIRECTOR - INVESTMENT SERVICES

RULE 22c-2 AGREEMENT
(Janus Aspen Series)

This Agreement entered into as of April 16, 2007 by and between Principal Life Insurance Company (the "Company") and Janus Services LLC, Janus Distributors LLC, and Janus Aspen Series (collectively the "Fund") with an effective date of October 16, 2007.

Prior to the effective date of this Agreement, the Fund and the Company agree that any request made to the Company by the Fund for shareholder transaction information, and the Company's response to such request, shall be governed by whatever agreement is in effect between the Fund and the Company that is intended to govern such requests.

1. The terms below shall have the following meanings, unless a different meaning is clearly required by the contexts:

(a) The term "Fund" includes the Janus Aspen Series, its principal underwriter and transfer agent. The term not does include any "excepted funds" as defined in SEC Rule 22c-2(b) under the Investment Company Act of 1940.

(b) The term "Shares" means the interests of Contract owners corresponding to the redeemable securities of record issued by the Fund under the Investment Company Act of 1940 that are held by the Company.

(c) The term "Contract owner" means the holder of interests in a variable annuity or variable life insurance contract issued by the Company ("Contract"), or a participant in an employee benefit plan with a beneficial interest in a Contract.

(d) The term "Contract owner-Initiated Transfer Purchase" means a transaction that is initiated or directed by a Contract owner that results in a transfer of assets within a Contract to a Fund, but does not include transactions that are executed: (i) automatically pursuant to a contractual or systematic program or enrollment such as transfer of assets within a Contract to a Fund as a result of "dollar cost averaging" programs, insurance company approved asset allocation programs, or automatic rebalancing programs; (ii) pursuant to a Contract death benefit; (iii) one-time step-up in Contract value pursuant to a Contract death benefit; (iv) allocation of assets to a Fund through a Contract as a result of payments such as loan repayments, scheduled contributions, retirement plan salary reduction contributions, or planned premium payments to the Contract; or (v) pre-arranged transfers at the conclusion of a required free look period.

(e) The term "Contract owner-Initiated Transfer Redemption" means a transaction that is initiated or directed by a Contract owner that results in a transfer of assets within a Contract out of a Fund, but does not include transactions that are executed: (i) automatically pursuant to a contractual or systematic program or enrollments such as transfers of assets within a Contract out of a Fund as a result of annuity payouts, loans, systematic withdrawal programs, insurance company approved asset

allocation programs and automatic rebalancing programs; (ii) as a result of any deduction of charges or fees under a Contract; (iii) within a Contract out of a Fund as a result of scheduled withdrawals or surrenders from a Contract; or (iv) as a result of payment of a death benefit from a Contract.

(f) The term "written" includes electronic writings and facsimile transmissions.

2. NOW, THEREFORE, the Fund and the Company hereby agree as follows:

(a) Company agrees to provide the Fund or its designee, upon written request, the taxpayer identification number ("TIN"), "), the Individual/International Taxpayer Identification Number ("ITIN")*, if known, of any or all Contract owner(s) of the account, and the amount, date and transaction type (purchase, redemption, transfer, or exchange) of every purchase, redemption, transfer, or exchange of Shares held through an account maintained by the Company during the period covered by the request.

(b) Requests must set forth a specific period, not to exceed 90 days from the date of the request, for which transaction information is sought. The Fund may request transaction information older than 90 days from the date of the request as it deems necessary to investigate compliance with policies established by the Fund for the purpose of eliminating or reducing any dilution of the value of the outstanding shares issued by the Fund.

(c) Company agrees to provide, promptly but in no event later than five (5) business days upon request of the Fund or its designee, the requested information specified in 2.(a). If requested by the Fund or its designee, Company agrees to use best efforts to determine promptly whether any specific person about whom it has received the identification and transaction information specified in 2.(a) is itself a financial intermediary ("indirect intermediary") and, upon further request of the Fund or its designee, promptly either (i) provide (or arrange to have provided) the information set forth in 2.(a) for those shareholders who hold an account with an indirect intermediary or (ii) restrict or prohibit the indirect intermediary from purchasing, in nominee name on behalf of other persons, securities issued by the Fund. Company additionally agrees to inform the Fund whether it plans to perform (i) or (ii).

Responses required by this paragraph must be communicated in writing and in a format mutually agreed upon by the Fund or its designee and the Company; and to the extent practicable, the format for any transaction information provided to the Fund should be consistent with the NSCC Standardized Data Reporting Format.

---

* According to the IRS' website, the ITIN refers to the Individual Taxpayer Identification number, which is a nine-digit number that always begins with the number 9 and has a 7 or 8 in the fourth digit, example 9XX-7X-XXXX. The IRS issues ITINs to individuals who are required to have a U.S. taxpayer identification number but who do not have, and are not eligible to obtain a Social Security Number (SSN) from the Social Security Administration (SSA). SEC Rule 22c-2 inadvertently refers to the ITIN as the International Taxpayer Identification Number.

(d) The Fund agrees not to use the information received pursuant to this Agreement for any purpose other than as necessary to comply with the provisions of Rule 22c-2 or to fulfill other regulatory or legal requirements subject to the privacy provisions of Title V of the Gramm-Leach-Bliley Act (Public Law 106-102) and comparable state laws.

(e) Company agrees to execute written instructions from the Fund to restrict or prohibit further purchases or exchanges of Shares by a Contract owner that has been identified by the Fund as having engaged in transactions of the Fund's Shares (directly or indirectly through the Company's account) that violate policies established by the Fund for the purpose of eliminating or reducing any dilution of the value of the outstanding Shares issued by the Fund. Unless otherwise directed by the Fund, any such restrictions or prohibitions shall only apply to Contract owner-Initiated Transfer Purchases or Contract owner-Initiated Transfer Redemptions that are effected directly or indirectly through Company.

(f) Instructions must include the TIN, ITIN, or GII and the specific individual Contract or policy number associated with the Contract owner, if known, and the specific restriction(s) to be executed. If the TIN, ITIN, GII or the specific individual Contract or policy number associated with the Contract owner is not known, the instructions must include an equivalent identifying number of the Contract owner(s) or account(s) or other agreed upon information to which the instruction relates. Upon request of the Company, Fund agrees to provide to the Company, along with any written instructions to prohibit further purchases or exchanges of Shares by Contract owner, information regarding those trades of the contract holder that violated the Fund's policies.

(g) Company agrees to execute instructions as soon as reasonably practicable, but not later than ten (10) business days after receipt of the instructions by the Company.

(h) Company must provide written confirmation to the Fund that instructions have been executed. Company agrees to provide confirmation as soon as reasonably practicable, but not later than ten (10) business days after the instructions have been executed.

3. The parties have entered into one or more Fund Participation Agreements and/or Distribution and Shareholder servicing and/or similar types of arrangements between or among them for the purchase and redemption of shares of the Funds by the Accounts in connection with the Contracts (collectively the "Fund Participation Agreements"). This Agreement supplements those Fund Participation Agreements. To the extent the terms of this Agreement conflict with the terms of a Fund Participation Agreement, the terms of this Agreement shall control.

4. This Agreement will terminate upon the termination of the Fund participation Agreement.

IN WITNESS WHEREOF, the undersigned has caused this Agreement to be executed as of April 16, 2007.

PRINCIPAL LIFE INSURANCE COMPANY

By: Sara Wiener
Title: Director – Product Management

JANUS ASPEN SERIES

By: Andrew J. Iseman
Title: President and CEO

JANUS SERVICES LLC

By: Robert A. Watson
Title: Senior Vice President

JANUS DISTRIBUTORS LLC

By: Robert A. Watson
Title: Senior Vice President

information is sought. The Fund may request transaction data older than 90 days from the date of the request as it deems necessary to investigate compliance with policies established by the Fund for the purpose of eliminating or reducing dilution to the value of the outstanding shares issued by the Fund.

(b) The Intermediary agrees to use best efforts to determine, promptly upon request of the Fund, but not later than 10 days, whether any person that holds Shares through the Intermediary is an "indirect intermediary "as defined in Rule 22c-2 under the 1940 Act (an "Indirect Intermediary"), and upon further request of the Fund, (i) provide or arrange to have provided the information set forth in paragraph (B)(1) of this Supplemental Agreement regarding Shareholders who hold an account with an Indirect Intermediary; or (ii) restrict or prohibit the Indirect Intermediary from purchasing Shares on behalf of itself or other persons.

(c) Dreyfus agrees not to use the information received under this Section B for marketing or any other similar purpose without the prior Written consent of the Intermediary.

2. **Agreement to Restrict Trading.** The Intermediary agrees to execute Written instructions from the Fund to restrict or prohibit further purchases or exchanges of Shares by a Shareholder that has been identified by the Fund as having engaged in transactions of Shares (directly or indirectly through an Account) that violate the policies established by the Fund for the purpose of eliminating or reducing any dilution of the value of its Shares.

(a) **Form of Instructions.** Instructions provided to the Intermediary will include the TIN, if known, and the specific restriction(s) to be executed and how long the restriction(s) are to be in place. If the TIN is not known, the instructions will include an equivalent identifying number of the Shareholder(s) or account(s) or other agreed upon information to which the instructions relates. Upon request of the Intermediary, the Fund agrees to provide to the Intermediary, along with any written instructions to prohibit further purchases or exchanges of Shares by Shareholder(s), information regarding those trades of the Shareholder that violated the Fund's policies. Intermediary agrees to execute instructions as soon as reasonably practicable, but not later than ten business days after receipt of the instructions by the Intermediary.

(b) **Confirmation by the Intermediary.** The Intermediary must provide Written confirmation to the Fund that instructions have been executed. The Intermediary agrees to provide the confirmation as soon as reasonably practicable, but not later than 10 business days after the instructions have been executed.

C. **Miscellaneous**

1. This Supplemental Agreement supersedes the terms of the Agreement and any other agreement between the parties with respect to the provisions covered herein. Except as modified herein, the Agreement and all other agreements between the parties remain in full force and effect. The invalidity or unenforceability of any term or provision hereof shall not affect the validity or enforceability of any other term or provision hereto.

2. This Supplemental Agreement will terminate upon termination of the Agreement.

3. All notices and other communications provided for under the terms of the Agreement shall be given in writing and delivered by personal delivery, by postage prepaid mail, or by facsimile or email.

4. This Supplemental Agreement shall be governed and construed in accordance with the laws of the state of New York without regard to conflict of law principals, and shall bind and inure to the benefit of the parties hereto and their respective successor and assigns.

IN WITNESS WHEREOF, this Supplemental Agreement has been acknowledged and executed as of the date set forth below:

Dreyfus Service Corporation

Matthew Perrone 4/4/07

Signed

Matthew Perrone
Executive Vice President

~~April 16~~, 2007

Principal Life Insurance Company

Sara Wiener

Signed

Sara Wiener
Director – Product Management

April 16, 2007

ATTACHMENT A

Marketing and Support Services Agreement

Supplemental Agreement Regarding Networking

Money Market Fund (Omnibus) Distribution and Shareholder Services Agreement

Money Market Fund (Fully-Disclosed)

Distribution and Shareholder Services Agreement

Fund (Omnibus) Distribution and Shareholder Services Agreement

Fund (Fully Disclosed) Distribution and Shareholder Services Agreement

Fund Participation Agreement

Services Agreement